                                  EXHIBIT 10.33


                              FORBEARANCE AGREEMENT


     THIS FORBEARANCE AGREEMENT, dated as of June 19, 2001, by and among CURIOUS PICTURES CORPORATION, a New York corporation, CHELSEA PICTURES, INC., a Massachusetts corporation, and THE END, INC., a California corporation (collectively, the "Borrowers" and each a "Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, Lender and Borrowers have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated as of July 31, 2000 by and among Lender and Borrowers (and as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed or delivered in connection therewith or related thereto, collectively, the "Financing Agreements"); and

     WHEREAS, as of the date hereof, Borrowers are in default under the Financing Agreements as more particularly described below; and

     WHEREAS, the circumstances described herein constitute multiple Events of Default under the Loan Agreement and the other Financing Agreements; and

     WHEREAS, Borrowers have requested that Lender forbear from exercising its rights as a result of such Events of Default, which are continuing, and that Lender provide further Revolving Credit Advances and other financial accommodations to Borrower notwithstanding such Events of Default; and

     WHEREAS, Lender is willing to agree to forbear from exercising certain of its rights and remedies and provide certain further Revolving Credit Advances or other financial accommodations to Borrowers for the period and on the terms and conditions specified herein in order to enable Borrowers to be sold and the Revolving Credit Loans paid in full and the financial accommodations provided under the Loan Agreement to be terminated;

     NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

SECTION 1. DEFINITIONS

     1.1 Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Loan Agreement unless otherwise defined herein.

     1.2 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:

         (a) "Existing Defaults" shall mean the Events of Default that have occurred through the date hereof as more particularly identified on Exhibit A hereto.

         (b) "Forbearance Period" shall have the meaning set forth in
Section 3.2(a) hereof.

SECTION 2. ACKNOWLEDGMENT

     2.1 Acknowledgment of Obligations. Each Borrower hereby acknowledges, confirms and agrees that as of the close of business on June 19, 2001, Borrowers are indebted to Lender in respect of the Revolving Credit Loan in the principal amount of $357,588.64. All of the Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrowers to Lender, are unconditionally owing by Borrowers to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

     2.2 Acknowledgment of Security Interests. Each Borrower hereby acknowledges, confirms and agrees that Lender has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Lender pursuant to the Financing Agreements or otherwise granted to or held by Lender.

     2.3 Binding Effect of Documents. Each Borrower here by acknowledges, confirms and agrees that: (a) each of the Financing Agreements to which it is a party has been duly executed and delivered to Lender by such Borrower, and each such Financing Agreement is in full force and effect as of the date hereof, (b) the agreements and obligations of such Borrower contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of such Obligations, and
(c) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Financing Agreements and applicable law.

SECTION 3. FORBEARANCE IN RESPECT OF CERTAIN EVENTS OF DEFAULT

     3.1 Acknowledgment of Default. Each Borrower hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Lender to exercise its rights and remedies under the Financing Agreements, applicable law or otherwise. Each Borrower further represents and warrants that as of the date


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

hereof no other Events of Default under the Financing Agreements exist. Lender has not waived, presently does not intend to waive and may never waive such Existing Defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. Each Borrower hereby acknowledges and agrees that Lender has the presently exercisable right to declare the Obligations to be immediately due and payable under the terms of the Financing Agreements.

     3.2 Forbearance.

         (a) In reliance upon the representations, warranties and covenants of Borrowers contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Lender agrees to forbear from exercising its rights and remedies under the Financing Agreements or applicable law in respect of or arising out of the Existing Defaults, subject to the conditions, amendments and modifications contained herein for the period (the "Forbearance Period") commencing on the date hereof and ending on the earlier of (i) September 30, 2001, or (ii) the occurrence or existence of any Event of Default, other than the Existing Defaults.

         (b) Upon the termination of the Forbearance Period, the agreement of Lender to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit Lender to exercise such rights and remedies immediately, including, but not limited to, (i) ceasing to make any further Loans and (ii) the acceleration of all of the Obligations, in either case without any further notice, passage of time or forbearance of any kind.

     3.3 No Other Waivers; Reservation of Rights.

         (a) Lender has not waived, is not by this Agreement waiving, and has no intention of waiving, any Event of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Event of Default (other than, during the Forbearance Period, the Existing Defaults to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

         (b) Subject to Section 3.2 above (solely with respect to the existing Events of Default), Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Financing Agreements as a result of any Event of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and Lender has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.


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

SECTION 4. AMENDMENTS AND SUPPLEMENTARY PROVISIONS

     4.1 Prepayment Fee. Paragraph 4 of Schedule E of the Loan Agreement is hereby amended to provide that the Prepayment Fee payable thereunder on the Commitment Termination Date shall be equal to (i) 2% of each Borrower's Maximum Amount for a termination, as provided therein, on or before the second anniversary of the Closing Date, and (ii) 1% of each Borrower's Maximum Amount for such a termination after the second anniversary of the Closing Date and on or before the Stated Expiry Date. Except as specifically provided above, all of the provisions of Schedule E of the Loan Agreement shall remain in full force and effect.

     4.2 Advances to WebADTV. Lender hereby (i) waives the breach of Section 5(c) of the Loan Agreement, and the resulting Event of Default under Section 7.1(b) of the Loan Agreement, arising out of advances by Parent to its Subsidiary, webADTV.com, Inc., during May and June 2001, in the aggregate, approximate principal amount of $270,000, and (ii) consents to additional advances by Parent to such Subsidiary of up to $60,000. Except as specifically provided above, all of the prohibitions and limitations on the making of investments and loans, and the incurrence of indebtedness set forth in the Loan Agreement shall remain in full force and effect.

     4.3 Interest Rate. Without in any way limiting the rights and remedies of Lender set forth in this Agreement or under the other Financing Agreements, from and after May 1, 2001, and so long as any of the Existing Defaults is continuing, or if any other Event of Default occurs and is continuing, Lender shall charge interest at the Default Rate with respect to the Revolving Credit Loan, as provided in the Loan Agreement.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS

     Each Borrower hereby represents, warrants and covenants with and to Lender as follows:

     5.1 Representations in Financing Agreements. Each of the representations and warranties made by or on behalf of Borrowers to Lender in any of the Financing Agreements was true and correct when made and in all material respects is, except for the representation and warranty set forth in the Loan Agreement relating to the non-existence of an Event of Default, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by Borrowers on the date hereof and in this Agreement.

     5.2 Binding Effect of Documents. This Agreement and the other Financing Agreements have been duly executed and delivered to the Lender by each Borrower and are in full force and effect, as modified hereby.

     5.3 No Conflict, Etc. The execution and delivery and performance of this Agreement by Borrowers will not violate any Requirement of Law or Contractual Obligation of any Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

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

     5.4 Additional Events of Default. The parties hereto acknowledge, confirm and agree that any misrepresentation by any Borrower, or any failure of any Borrower to comply with the covenants, conditions and agreements contained in any Financing Agreement, herein or in any other agreement, document or instrument at any time executed or delivered by any Borrower with, to or in favor of Lender shall constitute an Event of Default hereunder, under the Loan Agreement and the other Financing Agreements. In the event any Person, other than Lender, shall at any time exercise for any reason (including by reason of any Existing Default, any other present or future Event of Default, or otherwise) any of its rights or remedies against any Borrower or any obligor providing credit support for such Borrower's obligations to such other Person, or against such Borrower's or such obligor's properties or assets, such event shall constitute an Event of Default hereunder.

SECTION 6. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT

     The effectiveness of the terms and provisions of Section 3.2 of this Agreement shall be subject to the receipt by Lender of an original of this Agreement, duly authorized, executed and delivered by Borrower.

SECTION 7. PROVISIONS OF GENERAL APPLICATION

     7.1 Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Financing Agreements, the terms of this Agreement shall control. The Loan Agreement and this Agreement shall be read and construed as one agreement.

     7.2 Costs and Expenses. Each Borrower absolutely and unconditionally agrees to pay to Lender, on demand by Lender at any time and as often as Lender may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by Lender or any participant of Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

     7.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

     7.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.


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
     7.5 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     7.6 Release.

         (a) In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Financing Agreements or transactions thereunder or related thereto.

         (b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

         (c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

         (d) Each Borrower acknowledges that it is familiar with, and has been advised by its counsel concerning, the provisions of Section 1542 of the California Civil Code, which provides as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

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

Each Borrower expressly waives any and all rights under Section 1542 of the California Civil Code, and under any federal or state statute or law of similar effect.

     7.7 Covenant Not to Sue. Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Borrower pursuant to Section 7.6 above. If any Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, such Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

     7.8 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

     7.9 Reviewed by Attorneys. Each Borrower represents and warrants to Lender that such Borrower (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

     7.10 Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE FINANCING AGREEMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS AND THE OBLIGATIONS ARISING UNDER THE FINANCING AGREEMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS;


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
PROVIDED, THAT LENDER AND EACH BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CALIFORNIA; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE B OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID

     7.11 Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN OR AMONG LENDER AND ANY BORROWER OR BORROWERS ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN OR AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED THERETO.

     7.12 Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

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


     IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

          BORROWERS:                CURIOUS PICTURES CORPORATION
                                    CHELSEA PICTURES, INC.
                                    THE END, INC.


                                    By:
                                    Name:
                                    Title:
                                           -------------------------------------

          LENDER:                   GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title: Duly Authorized Signatory


ACKNOWLEDGMENT OF CREDIT PARTIES AND GUARANTORS

     Each of the undersigned Credit Parties and guarantors hereby acknowledges the execution, delivery and performance of the foregoing Forbearance Agreement and confirms each and every one of its continuing obligations under its guarantee of the Obligations after giving effect to the foregoing Forbearance Agreement.

                                    iNTELEFILM CORPORATION
                                    DCODE, INC.
                                    HARMONY HOLDINGS, INC.
                                    FURIOUS PICTURES CORPORATION
                                    DELIRIOUS PICTURES CORPORATION
                                    THE BEGINNING ENTERTAINMENT, INC.
                                    UNSCENTED, INC.
                                    GIGANTIC ENTERTAINMENT, INC.
                                    THE MOMENT FILMS, INC.


                                    By:
                                        ----------------------------------------
                                    Name:  Christopher T. Dahl
                                    Title: Chief Operating Officer iNTELEFILM
                                           CORPORATION
                                           Chief Operating Officer DCODE, INC.
                                           Chief Operating Officer HARMONY
                                           HOLDINGS, INC.
                                           Chief Operating Officer FURIOUS
                                           PICTURES CORPORATION


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
                                         Chief Operating Officer DELIRIOUS
                                         PICTURES CORPORATION
                                         Chief Operating Officer THE BEGINNING
                                         ENTERTAINMENT, INC.
                                         Chief Operating Officer UNSCENTED, INC.
                                         Chief Operating Officer GIGANTIC
                                         ENTERTAINMENT, INC.
                                         Chief Operating Officer THE MOMENT
                                         FILMS, INC.



                                    WEBADTV.COM, INC.


                                    By:
                                        ----------------------------------------
                                    Name:  Christopher T. Dahl
                                    Title: Chief Executive Officer WEBADTV.COM,
                                           INC.

EXHIBIT A
to
FORBEARANCE AGREEMENT


                                Existing Defaults

     1. Parent and its Subsidiaries have failed to achieve the minimum EBITDA for the period ending on December 31, 2000, as required under paragraph 1 of Schedule G of the Loan Agreement, which failure constitutes an Event of Default under Section 7.1(b) of the Loan Agreement.

     2. Parent has failed to maintain the minimum Tangible Net Worth of Parent and its Subsidiaries as of the end of the Fiscal Quarters ending December 31, 2000 and March 31, 2001, respectively, as required under paragraph 2 of Schedule G of the Loan Agreement, each of which failures constitutes an Event of Default under Section 7.1(b) of the Loan Agreement.

     3. Parent and its Subsidiaries have failed to finance at least 70% of their aggregate capital expenditures in any Fiscal Year through the incurrence of Indebtedness (other than the Revolving Credit Loan), as required under paragraph 3 of Schedule G of the Loan Agreement, which failure constitutes an Event of Default under Section 7.1(b) of the Loan Agreement.

     4. Parent has converted to equity a loan in the approximate principal amount of $2,600,000 to its Subsidiary, WebADTV, in breach of Section 5(c) of the Loan Agreement, which breach constitutes an Event of Default under Section 7.1(b) of the Loan Agreement.

     5. A judgment has been entered in California against Parent and in favor of Imperial Bank in the amount of $275,000 plus attorneys fees (which attorneys fees are estimated at $75,000), which judgment constitutes breaches of Sections
3.10 and 3.12 of the Loan Agreement, and each of which breaches constitutes an Event of Default under Section 7.1(b) of the Loan Agreement.

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